Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China Xuefeng Environmental Engineering Inc. (the "Company") on Form 10-Q for the period ended November 30, 2017 (the "Report"), I, Li Yuan, Principal Executive Officer and Principal Accounting Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 9, 2018	By:	/s/ Li Yuan
Li Yuan
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Accounting Officer)